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          IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

                           ING MAGNACAP FUND

                    Supplement Dated July 21, 2003
                    To ING Investment Funds, Inc.
                         Class Q Prospectus
                      Dated September 23, 2002

Effective September 30, 2003, the section of the Prospectus entitled "Investment Strategy" with respect to the ING MagnaCap Fund ("Fund") appearing on page 20 of the Prospectus is restated in its entirety as follows:

Investment Strategy

The Fund will normally invest at least 80% of its assets in common stock of large companies. The Fund will provide shareholders with at least 60 day's prior notice of any change in this investment policy.

Large companies are those included in the 500 largest U.S. companies, as measured by total revenues, net assets, cash flow or earnings, or the 1,000 largest companies as measured by equity market capitalization.

The Fund normally invests in companies that the portfolio manager, using a disciplined value approach, considers to be undervalued compared to the overall stock market. Among the criteria the portfolio manager will consider are whether a company has increased dividends or had the financial capability to have increased dividends over the past 10 years. The portfolio manager also analyzes candidates for investment for some catalyst or vector of change that may lead to an increase in the share price.

The equity securities in which the Fund may invest include common stocks, convertible securities, and rights or warrants. The Fund may invest the remaining 20% of its assets in other types of securities including foreign securities and smaller companies. The fund's investments may focus on particular sectors depending on the portfolio manager's perception of the market environment. Although the Fund normally will be invested as fully as practicable in equity securities, assets that are not invested in equity securities may be invested in high quality debt securities.

The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The portfolio manager may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.






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